Sub-Item 77D: Policies with Respect to Security Investments

Effective October 13, 2017, the Goldman Sachs Tactical Exposure Fund
(the "Fund") is no longer classified as non-diversified, as defined under
Section 5(b) of the Investment Company Act of 1940, as amended (the
"1940 Act"). These changes are described in the supplement to the Fund's Prospectus, Summary Prospectus and Statement of Additional Information filed pursuant to Rule 497 under the Securities Act of 1933 with the Securities and Exchange Commission on October 13, 2017 (Accession No. 0001193125-17-309823), which is incorporated herein by reference.

Effective October 31, 2017, the Goldman Sachs Dynamic U.S. Equity
Fund (the "Fund") made certain modifications to the Fund's investment policies and repositioned as the Goldman Sachs Blue Chip Fund. These changes are described in the supplement to the Fund's Prospectus, Summary Prospectus and Statement of Additional Information, filed pursuant to Rule 497 under the Securities Act of 1933 with the Securities and Exchange Commission on August 31, 2017 (Accession No.
0001193125-17-273971), which is incorporated herein by reference.

Effective December 29, 2017, the Goldman Sachs Tactical Tilt Overlay Fund (the "Fund") is no longer classified as non-diversified, as defined under Section 5(b) of the 1940 Act. These changes are described in Post-Effective Amendment No. 639 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on December 22, 2017 (Accession No. 0001193125-17-377743), which is incorporated herein by reference.

Effective December 29, 2017, the Goldman Sachs Concentrated Growth
Fund (the "Fund") is no longer classified as non-diversified, as defined under Section 5(b) of the 1940 Act. These changes are described in Post-Effective Amendment No. 642 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on December 22, 2017 (Accession No. 0001193125-17-377792), which is incorporated herein by reference.